UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

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the Securities Exchange Act of 1934

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Automatic Data Processing, Inc.

(Name of Registrant as Specified In Its Charter)

William A. Ackman

Veronica M. Hagen

V. Paul Unruh

Pershing Square Capital Management, L.P.

PS Management GP, LLC

Pershing Square, L.P.

Pershing Square II, L.P.

Pershing Square International, Ltd.

Pershing Square Holdings, Ltd.

Pershing Square VI Master, L.P.

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On October 27, 2017, Pershing Square Capital Management, L.P. and certain affiliates issued the following press release:

Pershing Square Publishes Letter to Shareholders

Releases Eighth Question for ADP

Reminds Investors the Only Way to Vote FOR Bill Ackman and The Nominees For ADP’s Transformation is to Vote on the GOLD Proxy Card or Voting Instruction Form

Your vote is important.
Vote the GOLD Proxy Card Today.

Question:

Employer Services Revenue Growth (%)

ADP's Plan ('18-'20) calls for ES growth of 6-7%; will require '19-'20 inflection
ACA ("Obamacare") related activity significantly boosts revenue growth
ACA tailwinds fade, growth declines
Year-Over-Year Growth (%)
9%
8%
7%
6%
5%
4%
3%
2%
6%
6%
7%
6%
6%
4%
2% – 3%
7% – 9%
7% – 9%
FY 2012
FY 2013
FY 2014
FY 2015
FY 2016
FY 2017
FY 2018E
FY 2019E
FY 2020E
Organic Revenue Growth (%)(1)
Implied FY 2018 - FY 2020 Plan (Midpoint)

Source: ADP SEC financials, financial press releases.

ADPascending.com

1

Question: Despite a significant boost to growth from the implementation of the Affordable Care Act (“ACA”), ADP Employer Services’ growth remained constant at a ~6% organic growth rate in FY 2015 and 2016, suggesting an underlying deterioration (largely in Enterprise) which was masked by ACA tailwinds. As growth tailwinds from ACA have faded, growth has decelerated to low-single digits. ADP’s three-year plan released on September 12th implies Employer Services accelerating and achieving growth of 7-9% in FY ‘19 and FY ‘20. How will ADP achieve this significant acceleration in growth? ________________________________________________ Source: ADP SEC financials, financial press releases. FY 2012 through FY 2016 based on ADP management’s “Constant Dollar Internal Revenue Growth” metric. FY 2017 based on ADP management’s “Organic Revenue Growth.” ADP’s Plan (‘18-‘20) calls for ES growth of 6-7%; will require ‘19-‘20 inflection (1) ACA (“Obamacare”) related activity significantly boosts revenue growth ACA tailwinds fade, growth declines Employer Services Revenue Growth (%)

New York, NY – October 27, 2017 //- Pershing Square Capital Management, L.P. (“Pershing Square”) today published a letter to ADP (NASDAQ:ADP) shareholders that articulates ADP’s underperformance compared to its competitors and highlights how Pershing Square’s Nominees for ADP’s Transformation will help ADP achieve its potential.

To execute on a transformation plan and help ADP fulfill its potential, ADP’s board needs expertise in both (i) business transformation and operating efficiency, and (ii) technology and the Human Capital Management (“HCM”) industry. ADP’s board already has relevant technology and HCM experience, and Pershing Square is not seeking to replace any directors with technology or HCM industry experience. Instead we are seeking to replace ADP’s longest-tenured directors who have presided over ADP for years as it has underachieved its potential.

The full letter can be viewed here: https://adpascending.com/shareholder-materials/

ADP has yet to answer any of the first seven questions we have asked. Today, Pershing Square released the following question:

Question:

Despite a significant boost to growth from the implementation of the Affordable Care Act (“ACA”), ADP Employer Services’ growth remained constant at a ~6% organic growth rate in FY 2015 and 2016, suggesting an underlying deterioration (largely in Enterprise) which was masked by ACA tailwinds. As growth tailwinds from ACA have faded, growth has decelerated to low-single digits. ADP’s three-year plan released on September 12th implies Employer Services accelerating and achieving growth of 7-9% in FY ‘19 and FY ‘20. How will ADP achieve this significant acceleration in growth?

Pershing Square’s previous questions are:

Question 1 – September 20, 2017:

What are ADP’s margins in Employer Services by sub-segment (Small-Business (“SMB”), Mid-market, Enterprise, and International), excluding float and allocating corporate expenses?

•	Is ADP earning comparable margins to Paychex (~41%) in its SMB business? If so, that would imply 12% margins for the rest of Employer Services.

Question 2 – September 28, 2017:

When ADP owned Dealer Services, it aimed to produce just ~50bps of annual margin improvement. When Dealer Services was spun-off as CDK Global (NASDAQ:CDK) (“CDK”), it promptly identified an opportunity to double margins without negative consequence to CDK’s customers, shareholders or other stakeholders. Why was ADP not able to realize this opportunity when it owned CDK?

•	CDK achieved this improvement by engaging constructively with shareholders, hiring an outside consultant to evaluate its potential, and announcing a transformation plan – why won’t ADP do the same?

Question 3 – October 5, 2017:

Why is ADP’s labor productivity ~28% below its competitors’, particularly in light of its enormous scale advantage?

Question 4 – October 10, 2017:

Competitors like Workday, Ultimate Software and Ceridian’s Dayforce have taken substantial market share at the expense of ADP, despite ADP spending significantly more on R&D. Why doesn’t ADP have a best-in-class product for the Enterprise market?

Questions 5 and 6 – October 19, 2017:

Why does ADP continue to claim a 203% Total Shareholder Return (“TSR”) during Mr. Rodriguez’s tenure when this number includes an inaccurate start date, the increase in the stock price due to Pershing Square’s involvement, and the performance of CDK when it was no longer managed by Mr. Rodriguez?

In recent shareholder communications, ADP is now claiming that it is implementing a plan to deliver 500bps of operational margin improvement. ADP’s recently released guidance shows only 100bps to 200bps of actual operating margin expansion by 2020 which compares with our estimated potential margin opportunity of 1,200bps by 2022. Investors cannot reconcile this 500bps calculation. Please provide support for this calculation and explain why these supposed savings do not translate into better operating margins.

Question 7 – October 23, 2017:

We understand that ADP has commissioned various consulting studies over recent years which have outlined substantial efficiency opportunities. Please outline for shareholders the conclusions of these studies. What corporate inefficiencies did these studies address – including management spans and layers, real estate consolidation, and ADP’s siloed and outdated business unit structure - and what was the timing and the magnitude of the potential savings identified? Were these consulting studies shared with the Board?

We ask that ADP respond to all of these questions so shareholders can better understand ADP’s potential.

Review all of Pershing Square’s weekly questions to shareholders here: https://adpascending.com/questions/

For additional information, visit our website: www.ADPascending.com. Follow ADPascending on Facebook, Twitter and YouTube.

To vote for Pershing Square’s Nominees for ADP’s Transformation and ensure that Bill Ackman is elected to the board, shareholders should vote the GOLD Proxy Card or GOLD Voting Instruction Form.

THE ONLY WAY TO VOTE FOR BILL ACKMAN AND THE NOMINEES FOR ADP’S TRANSFORMATION IS TO VOTE ON THE GOLD PROXY CARD OR VOTING INSTRUCTION FORM.

You can vote by Internet, telephone or by signing and dating the GOLD Proxy Card or Voting Instruction Form and mailing it in the postage paid envelope provided. We urge you NOT to vote using any white proxy card or voting instruction form you receive from ADP. Please discard the white proxy card.

If you have any questions about how to vote your shares, please contact our proxy solicitor, D.F. King & Co., Inc., at (866) 342-1635.

About Pershing Square Capital Management, L.P.

Pershing Square Capital Management, L.P., based in New York City, is a SEC-registered investment advisor to investment funds.

Media Contact:

Pershing Square

Fran McGill

212 909 2455, McGill@persq.com

This press release relates to Pershing Square’s solicitation of proxies in connection with the 2017 annual meeting of stockholders of ADP.

The information contained in this press release (the “Information”) is based on publicly available information about Automatic Data Processing, Inc. (“ADP” or the “Company”), which has not been independently verified by Pershing Square Capital Management, L.P. (“Pershing Square”). Pershing Square recognizes that there may be confidential or otherwise non-public information in the possession of ADP or others that could lead ADP or others to disagree with Pershing Square’s conclusions. This press release and the Information is not a recommendation or solicitation to buy or sell any securities.

The analyses provided may include certain forward-looking statements, estimates and projections prepared with respect to, among other things, general economic and market conditions, changes in management, changes in board composition, actions of ADP and its subsidiaries or competitors, the ability to implement business strategies and plans and pursue business opportunities in the human capital management industry. Such forward-looking statements, estimates, and projections reflect various assumptions by Pershing Square concerning anticipated results that are inherently subject to significant uncertainties and contingencies and have been included solely for illustrative purposes, including those risks and uncertainties detailed in the continuous disclosure and other filings of ADP with the Securities and Exchange Commission at www.sec.gov. No representations, express or implied, are made as to the accuracy or completeness of such forward-looking statements, estimates or projections or with respect to any other materials herein. Actual results may vary materially from the estimates and projected results contained herein.